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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported)       January 22, 2004
                                                 -----------------------------

                               DCB Financial Corp
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                            0-22387                 31-1469837
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(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)

         110 Riverbend Avenue,      Lewis Center, Ohio                 43035
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's Telephone Number, including Area Code   (740) 657-7000
                                                   ----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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DCB FINANCIAL CORP - 8-K                                   Filing Date: 1/22/04
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS





(C)  Exhibits

     The following exhibits are filed herewith:


EXHIBIT NO.       DESCRIPTION OF EXHIBIT

   99 Press Release dated January 22, 2004 with respect to the Registrant's financial results in the fourth quarter ended December 31, 2003.





ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On January 22, 2004, DCB Financial Corp issued a press release announcing its results of operations and financial condition for the three and twelve month periods ended December 31, 2003
          (the "fourth quarter"). A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated:   January 22, 2004

                                               /s/ Jeffrey T. Benton
                                               ------------------------------
                                               Jeffrey T. Benton
                                               President and CEO




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